Exhibit 10.5

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]”

and has been filed separately with the Securities and Exchange Commission pursuant to a

Confidential Treatment Application filed with the Commission

Mobile Satellite Services and Support Agreement

20090522.024.C

Between

TerreStar Networks Inc.

And

AT&T Mobility II, LLC

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Contents

1.	PREAMBLE	5
2.	DEFINITIONS	5
2.1.	ACTIVATION PROVIDER	5
2.2.	AFFILIATE	5
2.3.	AT&T END USER DATA	5
2.4.	COMMERCIAL LAUNCH	6
2.5.	CUSTOMER	6
2.6.	CUSTOMER AGREEMENT	6
2.7.	DELIVERABLES	6
2.8.	DOCUMENTATION	6
2.9.	END USER(S)	7
2.10.	EQUIPMENT	7
2.11.	INFORMATION	7
2.12.	MARKS	7
2.13.	ORDER	7
2.14.	PARTIES; PARTY	8
2.15.	PERSON	8
2.16.	SERVICE(S)	8
2.17.	SERVICE SUBSCRIPTION	8
2.18.	SPECIFICATIONS	8
2.19.	SUPPLIER SATELLITE SERVICE	8
2.20.	TERM	9
2.21.	TERRITORY	9
2.22.	WIRELESS SERVICES	9
3.	SERVICES	9
3.1.	SUPPLIER SATELLITE SERVICE DISTRIBUTION	9
3.2.	MARKETING PLAN	11
3.3.	BILLING; PAYMENT	11
3.4.	CHURN	12
3.5.	CUSTOMER PROVISIONING	12
3.6.	RECIPROCAL NETWORK ACCESS	12
3.7.	REPORTS AND AUDITS	12
3.8.	SUPPORT OF AT&T SALES ACTIVITIES	13
3.9.	SETTLEMENT	14
3.10.	INCIDENT AND OUTAGE RESOLUTION	14
3.11.	RELATIONSHIP MANAGEMENT	14
4.	END USER DATA	15
5.	BACKGROUND CHECKS	15
6.	TERM AND TERMINATION	16
7.	TESTING	18
7.1.	TESTING	18
7.2.	CERTIFIED EQUIPMENT	18
7.3.	EQUIPMENT UPGRADES	18
8.	CONFIDENTIALITY	18
8.1.	INFORMATION	18

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

8.2.	CUSTOMER INFORMATION	20
9.	INFORMAL DISPUTE RESOLUTION	22
10.	FEES AND TAXES	24
10.1.	FEES	24
10.2.	TAXES	24
11.	INDEMNITY	25
12.	INFRINGEMENT	26
13.	INSURANCE	27
14.	LICENSES AND PATENTS	29
15.	LIENS	29
16.	LIMITATION OF LIABILITY	30
17.	MARKS AND BRANDING	30
17.1.	AT&T MARKS LICENSE	30
17.2.	BRANDING	30
17.3.	PUBLICITY	31
17.4.	SUPPLIER MARKS LICENSE	31
17.5.	USE OF MARKS	31
18.	OWNERSHIP OF WORK PRODUCT	32
19.	QUALITY ASSURANCE	33
20.	SEVERABILITY	34
21.	SURVIVAL OF OBLIGATIONS	34
22.	WARRANTY	34
23.	MISCELLANEOUS	35
23.1.	AMENDMENTS AND WAIVERS	35
23.2.	ASSIGNMENT	35
23.3.	AT&T SUPPLIER INFORMATION SECURITY REQUIREMENTS (SISR)	36
23.4.	COMPLIANCE WITH LAWS	36
23.5.	CONFLICT OF INTEREST	36
23.6.	CONSTRUCTION AND INTERPRETATION	37
23.7.	CUMULATIVE REMEDIES	37
23.8.	ENTIRE AGREEMENT	37
23.9.	FORCE MAJEURE	38
23.10.	GOVERNING LAW	38
23.11.	GOVERNMENT CONTRACT PROVISIONS	38
23.12.	INDEPENDENT CONTRACTORS	39
23.13.	LABOR DISPUTES	40
23.14.	MISUSE	40
23.15.	NON-EXCLUSIVE MARKET	40
23.16.	NOTICES	41
23.17.	ORDER OF PRECEDENCE	42
23.18.	SAVINGS	42
23.19.	SUBCONTRACTORS	42
23.20.	THIRD PARTY ADMINISTRATIVE SERVICES	43
23.21.	TRANSACTION COSTS	43
24.	UTILIZATION OF, MINORITY, WOMEN, AND DISABLED VETERAN OWNED BUSINESS ENTERPRISES	43
25.	EXECUTION OF AGREEMENT	45
25.1.	TRANSMISSION OF ORIGINAL SIGNATURES AND EXECUTING MULTIPLE COUNTERPARTS	45
APPENDICES		46

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

1. Preamble

This Mobile Satellite Services and Support Agreement Number 20090522.024.C (the “Agreement”), effective on the date when signed by the last Party (“Effective Date”), is between TerreStar Networks Inc., a Delaware corporation (hereinafter referred to as “Supplier” or “TerreStar”) for itself and on behalf of its Affiliates, and AT&T Mobility II, LLC, a Delaware limited liability company (hereinafter referred to as “AT&T”) for itself and on behalf of its Affiliates.

WHEREAS, Supplier and AT&T Mobility LLC, an Affiliate of AT&T, are parties to an Inter-Operator Tariff Discount Agreement signed on July 30, 2008 and the AT&T-TerreStar GMS Roaming Agreement executed June 25, 2008, as amended (collectively the “Roaming Agreement”) setting forth the terms and conditions upon which the Parties can roam on each other’s network; and

WHEREAS, AT&T and Supplier desire to enter into an agreement under which (a) AT&T will market, resell and support Supplier Satellite Services on a private label basis to Customers and End Users as an additional service offering in conjunction with the Wireless Services; and (b) Supplier will perform Services for AT&T, and its Customers and End Users as described herein to support AT&T’s private label offering and provision of the Supplier Satellite Services under this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein, and valuable consideration the Parties agree:

2. Definitions

2.1. Activation Provider

“Activation Provider” shall have the meaning provided to it in Appendix D.

2.2. Affiliate

“Affiliate” means a Person that has legal capacity to contract on its own behalf, to sue in its own name, and to be sued, if and only if either (a) such Person owns, directly or indirectly, a majority interest in a Party (its “parent company”), or (b) a more than fifty percent (50%) interest in such Person is owned, either directly or indirectly, by a Party or its parent company.

2.3. AT&T End User Data

“AT&T End User Data” means all data, whether in the aggregate or personally identifiable information, generated or collected by or for either Party solely in connection with a Customer’s purchase, and/or a Customer’s and its End User’s use of, the Wireless Services and Supplier Satellite Service.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.4. Commercial Launch

“Commercial Launch” means the first date that the Supplier Satellite Service and any applicable Equipment is available for purchase by Customers through AT&T or an authorized AT&T distribution channel.

2.5. Customer

“Customer” means those Persons that enter into a Customer Agreement for both Wireless Services and the Supplier Satellite Service.

2.6. Customer Agreement

“Customer Agreement” means the written (including fax or electronic click-through) contractual arrangement to be entered into between AT&T and Customer in order for Customer to purchase Wireless Services and the Supplier Satellite Service, which shall incorporate those contractual terms as agreed between the Parties and as described in Section 3.1(d), for inclusion into the Customer Agreement with respect to the Supplier Satellite Service.

2.7. Deliverables

“Deliverables” means any and all deliverables which are specified as such to be provided by Supplier to AT&T pursuant to a separate Order (if any) that may be entered into by both Parties. Deliverables will be set forth and described in such Order and may include, but are not limited to, any reports, data, designs, plans, specifications, interfaces, models, prototypes, performance requirements, and custom software, if any, specifically created pursuant to the Order. For avoidance of doubt, AT&T is under no obligation to request, and Supplier is under no obligation to agree to supply, any Deliverables.

2.8. Documentation

“Documentation” shall mean any materials relating to, arising out of or resulting from Services provided by Supplier, its agents or contractors including, without limitation, user instructions and system manuals, training material in machine readable or printed form, reports, incident responses and root-cause analyses, and such materials for: (i) AT&T to determine interface capabilities with necessary hardware or software and (ii) Supplier to plan for, install, engineer, operate, repair, train AT&T or its End Users on the Supplier Satellite Service. Documentation includes, but is not limited to, specifications, drawings, schematics and/or instructions provided by Supplier.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.9. End User(s)

“End User(s)” means those individuals authorized by a Customer to have access to Wireless Services and Supplier Satellite Service pursuant to a valid Customer Agreement.

2.10. Equipment

“Equipment” means wireless terminal devices designed for access to commercial mobile wireless networks using the GSM/GPRS, EDGE or UMTS/HSPA or future commercial mobile wireless network standards (as implemented by AT&T) and designed for access to Supplier’s Satellite Services, using GMR3G, or future satellite network standards (as implemented by Supplier). For clarification purposes, at Commercial Launch, the Equipment shall be the Supplier-developed dual-mode (GSM/satellite compatible) PDA as certified by AT&T pursuant to terms of this Agreement for use with Wireless Service.

2.11. Information

“Information”, with respect to a Party, means all confidential, proprietary or trade secret information, including discoveries, ideas, concepts, know-how, techniques, processes, procedures, designs, specifications, strategic information, proposals, requests for proposals, proposed products, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, marketing plans, Customer Information, AT&T End User Data, employee personal information, health or financial information, authentication credentials, and other technical, financial or business information, whether disclosed in writing, orally, visually, in tangible or intangible form, including in electronic mail or by other electronic communication.

2.12. Marks

“Marks” means any trade name, trademark, service mark, logo, trade dress, or other name or mark that is owned or licensed by a Party to this Agreement or any of their respective Affiliates, and is protected or prosecutable under the laws of the United States of America, any state of the United States of America or any other country. When referencing AT&T, the terms in the preceding sentence shall mean AT&T’s Marks, and when referencing Supplier, the terms in the preceding sentence shall mean Supplier’s Marks.

2.13. Order

“Order” means a valid and binding written “work order” or “statement of work” reduced to a mutually-agreed upon format, and as executed and entered into by duly authorized representatives of both Parties, for the purpose of purchasing Deliverables hereunder. For avoidance of doubt, nothing herein obligates AT&T to submit any Orders, nor is Supplier obligated to accept any Orders.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.14. Parties; Party

“Parties” means AT&T and Supplier.

“Party” means either AT&T or Supplier.

2.15. Person

“Person” means a corporation, partnership, joint venture, association, individual or other entity.

2.16. Service(s)

“Services” means any labor or service provided in connection with this Agreement, including, Supplier’s (i) provision of access to Supplier’s satellite network; and (ii) technical, and engineering services, maintenance, training, technical support, repair, programming, and support that is ancillary to Supplier’s provision of access to the Supplier Satellite Service or Equipment to AT&T and to the Customers and their respective End Users. For greater certainty, Services excludes consulting and professional services (including whereby enhancements, modifications or any development activities would occur), any Deliverables, and any other labor or service provided in connection with an Order. No development, enhancements or modification shall be requested, performed or paid for under this Agreement, and any and all such development, enhancement and modification activities shall be negotiated and performed under a separate Order between the Parties.

2.17. Service Subscription

“Service Subscription” means the monthly recurring charge for the Supplier Satellite Service sold as an add-on feature for the Wireless Service, as determined by AT&T in its sole discretion. Each Service Subscription (a) shall apply to a single AT&T Customer SIM card and (b) may not be shared among multiple End Users.

2.18. Specifications

“Specifications” means (i) Supplier’s applicable specifications and descriptions, including any warranty statements, and (ii) AT&T’s requirements, specifications, and descriptions specified in or attached to Appendix B, Appendix C and Appendix D to this Agreement, as may be amended or supplemented by mutual agreement of the Parties.

2.19. Supplier Satellite Service

“Supplier Satellite Service” means the two way satellite wireless communications services offered by Supplier over a GMR3G standard or future satellite standards (as implemented by Supplier). Supplier Satellite Services utilize one or more satellites utilizing directed “spot beams” which provide two-way connectivity to specific geographic areas, and collectively covering the area defined as the “Territory”.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.20. Term

“Term” means the “Initial Term” together with any and all “Renewal Terms” as those terms are defined in Section 6 of this Agreement.

2.21. Territory

“Territory” means the United States, Puerto Rico, and the U.S Virgin Islands.

2.22. Wireless Services

“Wireless Services” means the two way commercial mobile wireless communications services offered by AT&T over a GSM/GPRS, EDGE, UMTS/HSPA standard, future commercial mobile wireless standards, or on 802.11 based networks (as implemented by AT&T), together with ancillary or incidental AT&T services and support necessary to provide the Wireless Services.

3. Services

3.1. Supplier Satellite Service Distribution

a.	Supplier hereby grants to AT&T and its distributors a fully paid-up, royalty-free, nonexclusive, renewable right and license (with right of sublicense solely in connection with its performance under this Agreement) during the Term of the Agreement to: (i) distribute the Supplier Satellite Service under an AT&T Mark in the Territory pursuant to the terms hereof and a valid and effective Customer Agreement; (ii) use the Supplier Satellite Service internally solely to test and demonstrate the Supplier Satellite Service or provide support for Customers as set forth in this Agreement; (iii) publicly perform, display and demonstrate the Supplier Satellite Service as is reasonably necessary for the purpose of marketing or promoting the Supplier Satellite Service including, without limitation, to display, market, distribute, use, make copies of marketing collateral; and (iv) to distribute marketing collateral for Supplier Satellite Service in conjunction with the marketing, promotion or use of the Supplier Satellite Service pursuant to the terms of this Agreement.

b.	Supplier Satellite Service will be sold by AT&T as a private-labeled service (under the name “AT&T Satellite Augmented Mobility” or such other name as may be determined by AT&T in its sole discretion) providing AT&T’s qualified Customers and their End Users with backup access to Supplier’s satellite network in the Territory wherever the Roaming Agreement is effective. Qualified End Users will connect to Supplier’s satellite network as “roaming” users, with roaming charges for the Supplier Satellite Service billed according to the Roaming Agreement. Access to Supplier Satellite Service offered through AT&T requires an AT&T activated unit of Equipment. Customers will be required to have qualified voice and data plans for Wireless Services and a Service Subscription in order to use the Supplier Satellite Service. The amount of the Service Subscription, as well as the terms, conditions and availability of the Supplier Satellite Service, will be determined by AT&T in its sole discretion (subject to Section 3.1(d) below).

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

c.	AT&T sales personnel will work with each Customer and potential Customer in evaluating the Supplier Satellite Services and Wireless Services. This evaluation process will involve situational assessment and needs analysis, budget and business case evaluations, and other activities that are reasonably and lawfully directed to lead potential Customers to enter into a Customer Agreement for Supplier Satellite Services.

d.	AT&T shall use commercially reasonable efforts to [***].

e.	Supplier may promptly terminate End User access to the Supplier Satellite Service if Supplier becomes aware that End User is engaged in illegal or fraudulent activity, or as otherwise provided in the Roaming Agreement. Prior to taking any such action, Supplier will advise AT&T by emailing the Program Manager with as much advance notice and detail as is practicable under the circumstances.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3.2. Marketing Plan

AT&T and Supplier will work collaboratively and proactively throughout the Term to:

a.	Develop and update relevant and targeted external Customer-facing marketing collateral to promote the Supplier Satellite Service, which shall include without limitation a data sheet, case study, and white paper that will be available in printed and electronic form.

b.	Identify joint tradeshow participation opportunities and/or other applicable events, additional promotional activities, and other promotional media, with the goal of maximizing sales of the Supplier Satellite Service.

c.	Create and fully implement an annual Supplier Satellite Service marketing plan with the goal of identifying additional, more effective and better marketing and distribution methods, and maximizing sales of the Supplier Satellite Service.

In addition, AT&T’s and Supplier’s respective Program Managers agree to meet at least quarterly to discuss the marketing plan with a view towards increasing sales of Supplier Satellite Service.

3.3. Billing; Payment

a.	Once a Customer’s Wireless Services and Supplier Satellite Service have been activated for use with the Customer’s Equipment, AT&T shall commence invoicing such Customer’s account. The Service Subscription shall appear in a Customer’s AT&T bill in the monthly service charges section (designated as “AT&T Satellite Augmented Mobility” or other appropriate AT&T brand name).

b.	Usage charges for Supplier Satellite Service will appear in a “roaming charges” section of the Customer AT&T bill.

c.	Each month, Supplier will deliver to AT&T an invoice within [***] days following the close of the previous month’s settlement period that will identify all End Users of the Supplier Satellite Services, and shall bill AT&T the applicable charges in accordance with the pricing schedule in Appendix A.

d.	In connection with the Supplier Satellite Service subscription only, AT&T will notify Supplier in writing within [***] from receipt of the invoice (“Dispute Period”) of any discrepancy between its records and the invoice and issue Supplier a written notice identifying the nature of the discrepancy. The Program Managers of the Parties shall then meet to resolve the discrepancy with respect to the monthly settlement amount pursuant to Section 9.1 of the Agreement. AT&T will pay the undisputed monthly settlement amount within [***] from the date AT&T receives Supplier’s invoice (i.e., within the Dispute Period).

e.	AT&T will be responsible for billing, collections, settlement, adjustments and dispute resolution with respect to the Supplier Satellite Service as set forth under terms and conditions of this Agreement, the Customer Agreement and the Roaming Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3.4. Churn

The Parties are committed to the principle of reducing churn. Should either Party note that the monthly rate of churn, as averaged over any three (3) month sample period, for the Supplier Satellite Service is equal to or greater than [***] percent ([***]%) of the then current number of End Users, then such Party shall seek assistance from the other Party to determine the cause and mutually agree upon a commercially reasonable course of action to reduce the rate of churn.

3.5. Customer Provisioning

Customers must purchase Equipment or accessories, the Wireless Service and the Supplier Satellite Service through an Activation Provider under the process defined in Appendix D.

3.6. Reciprocal Network Access

Throughout the Term of this Agreement, each Party shall enable all Customers who have purchased Wireless Services and/or Supplier Satellite Service and their respective End Users to access their respective communications networks pursuant to and in accordance with the Roaming Agreement.

3.7. Reports and Audits

a.	Supplier will participate, at AT&T’s request and expense, in an audit of AT&T End User Data to ensure consistency across both Parties’ records; provided that AT&T may request such an audit no more frequently than once every twelve (12) month period (without any make-up). Each Party will perform the appropriate data modifications at its own respective cost and expense in order to correct any material and significant database errors or discrepancies, based on the results from the audit activities.

b.	Supplier will provide AT&T a quarterly report summarizing the trends and most common technical support issues received by Supplier for the preceding quarter pertaining to the Supplier Satellite Service.

c.	AT&T will provide Supplier a quarterly report summarizing the trends and most common technical support issues received by AT&T for the preceding quarter pertaining to the Supplier Satellite Service and Wireless Services.

d.	Each Party shall use commercially reasonable efforts to produce such additional reports pertaining to the Supplier Satellite Service or Wireless Services, respectively, as may be reasonably requested by the other Party.

e.	AT&T will settle for Equipment and accessories with the Activation Provider as set forth in the contractual agreement between AT&T and the Activation Provider.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3.8. Support of AT&T Sales Activities

a.	Throughout the Term of the Agreement, Supplier will provide AT&T a total of [***] ([***]) units of Equipment (or more as may be mutually-agreed between the Parties) and all associated technical support for use by AT&T personnel to train, demonstrate, and test the Supplier Satellite Service.

b.	In connection with this Section 3.8, Supplier will at no charge:

i.	provide standard maintenance and manufacturer scheduled updates (e.g., bug fixes, error corrections, workarounds, modifications and updates);

ii.	provide standard technical support for the Equipment; and

iii.	offer reasonable and necessary assistance in support of AT&T sales activities including without limitation to help support Customer demonstrations.

c.	End User Training. The Parties will collaborate in good faith to develop training courses and materials for AT&T sales personnel to help facilitate the distribution and support of the Supplier Satellite Service. Accordingly, the Parties agree as follows:

i.	AT&T, with reasonable assistance from Supplier and at AT&T’s cost and expense, will develop a web based sales force training module to educate the AT&T sales force on the value proposition, target customer market segments, Equipment operation, FAQs and sales process for the Supplier Satellite Service.

ii.	AT&T agrees that this training module and all supporting materials will be made available to End Users at least four (4) weeks before Commercial Launch for Supplier Satellite Service.

d.	Sales Support. Supplier will provide sales support, as Supplier believes may be reasonably available at the time of a sales support request, to support AT&T sales calls for Supplier Satellite Services. Supplier will coordinate with AT&T to increase sales support to AT&T as business volumes increase for the Supplier Satellite Service.

e.	AT&T Sales Training. Training sessions to AT&T employees may be provided as mutually-agreed by the Parties.

f.	End User Support. End User Support will be provided by AT&T and Supplier as set forth in Appendix B.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3.9. Settlement

a.	Settlement between Supplier and AT&T is required for two (2) types of charges: Satellite Service subscription, and usage-based (roaming) charges.

i.	The Supplier Satellite Service subscription for each End User will be settled with Supplier starting in the month of Supplier Satellite Service activation for the End User. Mid-month activations and de-activations shall be settled on a pro-rata basis based on the number of days of the month that the End User has been activated. AT&T will create reports in a mutually-agreed upon format providing detailed information on all new activations, all deactivations, and all Customers and End Users of Supplier Satellite Service for each month throughout the Term of the Agreement. This reporting will be sent to Supplier on the first day following the close of the previous month’s settlement cycle, and will be used to assist Supplier in validating internal reporting. An invoice for monthly recurring charges will be transmitted to AT&T for payment as set forth in Section 3.3 above.

ii.	Roaming charges will be settled in accordance with the settlement processes set forth in the Roaming Agreement.

b.	AT&T shall be responsible for all charges described and invoiced under this Agreement whether or not collected or collectible from the Customer. All charges are net of Taxes which shall be the sole responsibility of AT&T.

3.10. Incident and Outage Resolution

The Parties will follow the Incidence and Outage Resolution set for in Appendix F.

3.11. Relationship Management

a.	Program Manager. Each Party will assign an individual (“Program Manager”) who will serve as the main point of contact for the other Party for matters relating to this Agreement. The Program Managers will be responsible for coordinating their respective Parties’ activities related to this Agreement. The Program Managers will also act as the first level of escalation for any issues that arise under the Agreement.

b.	Pipeline Management. On at least a monthly basis, the Program Managers will confer, review current opportunities and forecast expected sales of the Supplier Satellite Service for the next monthly and quarterly time frames. All forecasting information is nonbinding and is deemed Information.

c.	Roadmaps. Subject to any confidentiality obligations to third parties, the Parties will meet on a quarterly basis to share future Equipment, Wireless Services and Supplier Satellite Service roadmaps and to plan any additional marketing activities. The information shared in these meetings is Information.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

4. End User Data

AT&T will solely and exclusively own all AT&T End User Data, , which shall be deemed as AT&T’s Information, which includes but is not limited to, personal information, user identification names, passwords, personal identification numbers, personal preferences, credit data, usage information, identifying information and transaction history obtained by and the provision of the Wireless Services and Supplier Satellite Services. AT&T grants Supplier a limited, right on a non-fee basis to copy, modify and use the AT&T End User Data for the purposes of provisioning, providing and monitoring the Supplier Satellite Service; for usage and settlement purposes as described in the Roaming Agreement; to direct satellite spectrum and power to areas showing the greatest utilization or other capacity optimization; and for troubleshooting and customer care inquiries regarding Equipment or services. Except as expressly provided herein, Supplier may not use AT&T End User Data in any way except to perform its obligations under this Agreement as described above in this Section and elsewhere in this Agreement, or to comply with applicable law, without first obtaining the prior written consent of AT&T. If Supplier obtains such consent from AT&T for disclosures to third parties, AT&T hereby grants to Supplier a limited, non-exclusive, royalty-free non-transferable license to use End User Data solely in its aggregate form, never recognizable as personally-identifiable AT&T End User Data nor will it identify or refer to, in any recognizable way or manner, a specific Customer or End User. AT&T hereby grants to Supplier a limited, perpetual, non-exclusive, royalty-free non-transferable license to use End User Data solely in its aggregate form, never recognizable as personally-identifiable AT&T End User Data nor will it identify or refer to, in any recognizable way or manner, a specific Customer or End User, for Supplier’s financial, operational, technical or other legitimate business purposes.

5. Background Checks

1.	Supplier, with respect to the following requirements in this Section (collectively, “Background Checks”) and subject to any laws, rules or regulations which may limit any Supplier action otherwise required by this Section, (i) shall make all reasonable efforts, including checking the background, verifying the personal information and conducting a Drug Screen to determine and verify all information necessary to represent and warrant to AT&T that no Supplier employee, contractor or subcontractor and no employee or agent of any Supplier contractor or subcontractor (“Supplier Person”) who Supplier proposes to have perform any Service that permits physical, virtual or other access to AT&T’s or its Customer’s premises, systems, networks, or Information (“Access”) at any time during the term of the Agreement, (a) has presented a positive Drug Screen, (b) has been arraigned or convicted of (i) any felony, (ii) any misdemeanor involving violence, sexually related criminal conduct, theft or computer crimes, fraud or financial crimes, or crimes involving unlawful possession or use of a dangerous weapon, or (c) is identified on any government registry as a sex offender; and (ii) Supplier shall not permit any such Person presenting a positive Drug Screen, so arraigned or convicted, or so identified to perform any Service that permits such Access during the term of the Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.	Supplier represents and warrants to AT&T that no Supplier Person has (i) falsified any of his or her Identification Credentials, or (ii) failed to disclose any material information in the hiring process relevant to the performance of any Service. Supplier shall not permit any Supplier Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.

3.	The following definitions apply:

•

“Identification Credentials” includes, with respect to each Supplier Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

•

“Drug Screen” means the testing for the use of illicit drugs (including opiates, cocaine, cannabinoids, amphetamines, and phencyclidine (PCP)) of any Supplier Person who (i) has unsupervised (or badged) physical Access to AT&T’s or its customer’s premises, or (ii) has regular or recurring supervised physical Access to AT&T’s or its customer’s premises for more than thirty (30) days in the aggregate annually.

4.	The failure of Supplier to comply with the requirements of this Section, and/or if any Person who fails such Background Check or who has falsified Identification Credentials does perform any Service that permits such Access, shall each be considered a material breach of this Agreement. Notwithstanding any of the foregoing, exceptions for individual Supplier Persons may be granted by AT&T on a case-by-case basis.

6. Term and Termination

a.	Term

The term of this Agreement will commence on the Effective Date and, unless earlier terminated as provided below, will extend twenty-four (24) months after the Effective Date (the “Initial Term”). The Agreement will automatically renew for successive twelve (12) month periods (each a “Renewal Term”) unless a Party provides the other Party with written notice of its intent not to renew the Agreement, such notice to be provided at least sixty (60) days prior to the conclusion of the Initial Term or any Renewal Term.

b.	Termination

[***] Termination for Cause

This Agreement may be terminated by either Party upon written notice to the other Party, in the event of the occurrence of any of the following:

a.	a material breach of this Agreement by the other Party that has not been cured within thirty (30) days of written notice therefore;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

b.	the other Party having been declared insolvent, becoming the subject of a petition in bankruptcy, having a receiver appointed for its business or entering into any arrangement with, or assignment for the benefit of, its creditors.

c.	In addition, this Agreement may be terminated in accordance with the termination rights set forth in Appendix C.

c.	Obligations Upon Termination

Upon expiration or termination of this Agreement, the Parties will continue to provide their respective Supplier Satellite Services and Wireless Services to Customers for the remainder of the Customers’ then current subscription period for the Supplier Satellite Service (in the case of auto-renewing monthly contracts, this will not be longer than sixty (60) days) pursuant to the terms of this Agreement. In addition, if AT&T continues to have a contractual obligation to any Customer or third party to sell the Supplier Satellite Services after the termination or expiration of the Agreement for any reason, then Supplier agrees to make available the Supplier Satellite Services to AT&T for sale to Customers until AT&T is able to terminate or expire the contractual obligation so that AT&T is no longer required to sell the Supplier Satellite Services. AT&T will continue to remain fully responsible to Supplier for all fees incurred under this Agreement and in accordance with Appendix A for as long as the related Supplier Satellite Services are still being provided; provided that Supplier shall not be obligated to continue providing Supplier Satellite Services pursuant to this Section 6(c) in the event such termination is the result of (a) a payment default by AT&T, (b) a termination for cause by Supplier pursuant to Section 6.b.ii.a, or (c) a termination by AT&T pursuant to Section 6.b.ii.c. (To be clear, upon termination or expiration of this Agreement, AT&T will immediately cease its marketing, promotion, offering and selling of the Supplier Satellite Service.) Further, upon the later of (i) termination or expiration of this Agreement or (ii) the completion of the post-expiration or termination obligations pursuant to this Section 6(c), and except for a Party’s need to retain, maintain and use Customer Information or as required by law or in connection with Supplier’s right to use Customer Information pursuant to Section 4, each Party will, upon written request of the other Party, promptly deliver or destroy all materials, including but not limited to written documents, audio and video tapes, computer diskettes, and other magnetic, optical or other storage media containing Information, and will erase all Information from its computer hard drives or other storage media that cannot reasonably be transferred.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

7. Testing

7.1. Testing

Supplier will follow AT&T’s current testing and certification procedures for non-stock devices as enumerated on the website www.att.com/devcentral and in other documentation as AT&T may supply as part of the certification process. Supplier will notify AT&T in writing and re-submit for device certification as governed by the AT&T non-stock program prior to releasing a new version of the Equipment and submit the latest available versions of the Equipment for testing and certification by AT&T no later than ninety (90) days prior to the intended Commercial Launch of such version.

7.2. Certified Equipment

Supplier Satellite Service will be available only on Equipment containing the Supplier chipset, certified by Supplier for use on the Supplier satellite network, and certified by AT&T for use on the AT&T commercial mobile wireless network.

7.3. Equipment Upgrades

Supplier will use commercially reasonable efforts to adequately develop, maintain and upgrade the Equipment during the Term of this Agreement.

8. Confidentiality

8.1. Information

1.	In connection with this Agreement, either Party may find it beneficial to disclose to the other Party (which may include permitting or enabling the other Party’s access to) certain of its Information. Information of a disclosing Party shall be deemed to be confidential or proprietary if it is clearly marked or otherwise identified by such Party as being confidential or proprietary, provided that if it is orally or visually disclosed (including Information conveyed to an answering machine, voice mail box or similar medium), the disclosing Party shall designate it as confidential or proprietary at the time of such disclosure, and provided, further, that a Party shall not have any such obligation to so mark or identify, or to so designate, Information in any case in which such Party discloses Information to the other Party’s employees, contractors, or representatives (x) who are located on the disclosing Party’s premises or (y) who access the disclosing Party’s systems; any such Information so disclosed shall be deemed to be confidential and proprietary. For greater certainty, Information provided by either Party to the other Party prior to the execution and delivery of this Agreement in connection with the subject matter hereof, including any such Information provided under a separate non-disclosure agreement (howsoever denominated) is also subject to the terms of this Agreement, including this Section.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.	With respect to the Information of the disclosing Party, the receiving Party shall:

a.	hold all such Information in confidence with the same degree of care with which it protects its own confidential or proprietary Information, but with no less than reasonably prudent care;

b.	restrict disclosure of such Information solely to its employees, contractors, and agents with a need to know such Information, advise such persons of their confidentiality obligations hereunder with respect thereto, and ensure that such persons are bound by obligations of confidentiality reasonably comparable to those imposed in this Agreement;

c.	use such Information only as needed to perform its obligations (and, if AT&T is the receiving Party, to receive the benefits of the Equipment and Services provided) under this Agreement;

d.	except as necessary under clause (c), not copy, distribute, or otherwise use any such Information or allow anyone else to copy, distribute, or otherwise use such Information; and ensure that any and all copies bear the same notices or legends, if any, as the originals; and

e.	upon the disclosing Party’s request, promptly return, or destroy all or any requested portion of the Information, including tangible and electronic copies, notes, summaries, extracts, mail or other communications, and provide written certification within 15 business days to the disclosing Party that such Information has been returned or destroyed, provided that with respect to archival or back-up copies of Information that reside on the receiving Party’s systems, the receiving Party shall be deemed to have complied with its obligations under this clause (e) if it makes reasonable efforts to expunge from such systems, or to permanently render irretrievable, such copies.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3.	Neither Party shall have any obligation to the other Party with respect to Information which:

a.	at the time of disclosure was already known to the receiving Party free of any obligation to keep it confidential (as evidenced by the receiving Party’s written records prepared prior to such disclosure);

b.	is or becomes publicly known through no wrongful act of the receiving Party (such obligations ceasing at the time such Information becomes publicly known);

c.	is lawfully received from a third party, free of any obligation to keep it confidential;

d.	is independently developed by the receiving Party or a third party, as evidenced by the receiving Party’s written records, and wherein such development occurred without any direct or indirect use of or access to the Information received from the disclosing Party; or

e.	the disclosing Party consents in writing to be free of restriction.

4.	If a receiving Party is required to provide Information of a disclosing Party to any court or government agency pursuant to a written court order, subpoena, regulatory demand, or process of law, the receiving Party must, unless prohibited by applicable law, first provide the disclosing Party with prompt written notice of such requirement and reasonable cooperation to the disclosing Party should it seek reasonable protective arrangements for the production of such Information. The receiving Party will (i) take reasonable steps to limit any such provision of Information to the specific Information required by such court or agency, and (ii) continue to otherwise protect all Information disclosed in response to such order, subpoena, regulation, or process of law.

5.	A receiving Party’s obligations with respect to any particular Information of a disclosing Party shall remain in effect, including after the expiration or termination of this Agreement, until such time as it qualifies under one of the exceptions set forth in clause (3) above.

8.2. Customer Information

1.	For the purposes of this Section, “Customer Information” means AT&T End User Data including but not limited to AT&T End User Data in the form of aggregate data with individual identifying information deleted; and customer proprietary network information (“CPNI”) (as that term is defined in Section 222 of the Communications Act of 1934, 47 U.S.C.222, as amended (“Section 222”), which includes information available to AT&T by virtue of AT&T’s relationship with Customers and End Users as a provider of telecommunications service, and Supplier in connection with this Agreement, and may include: the quantity, technical configuration, location, type, destination, amount of use of telecommunications service subscribed to, and information contained on the telephone bills of Customers pertaining to telephone exchange service or telephone toll service received by a Customer. Except as provided herein, as between Supplier and AT&T, title to all Customer Information shall be in AT&T. Except as otherwise provided herein, no license or rights to any Customer Information are granted to Supplier hereunder.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.	Each Party acknowledges that Customer Information received may be subject to certain privacy laws and regulations and requirements, including requirements of AT&T. Each Party shall consider Customer Information to be private, sensitive and confidential. Accordingly, with respect to Customer Information, Each Party shall comply with all applicable privacy laws and regulations and requirements, including, but not limited to, the CPNI restrictions contained in Section 222. Further, without limiting Supplier’s rights under Section 4, Supplier shall:

a.	not use any CPNI to market or otherwise sell products to Customers, except to the extent necessary for the performance under this Agreement or as otherwise agreed in writing ; provided, that, in the event Supplier uses CPNI to market or otherwise sell products to Customers as contemplated hereunder or as otherwise agreed, Supplier shall be an agent of AT&T with respect to the receipt and use of such CPNI;

b.	make no disclosure of Customer Information to any third party, except as otherwise permitted under this Agreement or except such disclosure required under force of law; provided, that, Supplier shall provide AT&T with notice upon receipt of any legal request or demand by a judicial, regulatory or other authority or third party to disclose or produce Customer Information; Supplier shall furnish only that portion of the Customer Information that is legally required to furnish and shall provide reasonable cooperation to AT&T should AT&T exercise efforts to obtain a protective order or other confidential treatment with respect to such Customer Information;

c.	make no sale, license or lease of Customer Information to any other party;

d.	prohibit and restrict access or use of Customer Information by any of Supplier’s other customers, Supplier’s Affiliates, or third parties except as otherwise permitted under this Agreement or as may be consented and agreed otherwise by AT&T; and

e.	immediately notify AT&T upon Supplier’s awareness of (i) any breach of the above-referenced provisions, (ii) any disclosure (inadvertent or otherwise) of Customer Information to any third party not expressly permitted herein to receive or have access to such Customer Information, or (iii) a breach of, or other security incident involving, Supplier’s systems or network that could cause or permit access to Customer Information inconsistent with the above-referenced provisions, and such notice shall include the details of the breach, disclosure or security incident. In the event of any such unauthorized disclosure, Supplier shall fully cooperate with AT&T in determining, as may be necessary or appropriate, actions that need to be taken including, but not limited to, the full scope of the breach, disclosure or security incident, corrective steps to be taken by Supplier, the nature and content of any customer notifications, law enforcement involvement, or news/press/media contact etc., and Supplier shall not communicate directly with any affected Customer without AT&T’s consent, which such consent shall not be unreasonably withheld.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

9. Informal Dispute Resolution

9.1 Escalation Process

Each party will assign a Program Manager to serve as the main point of contact and first level of escalation for matters relating to this Agreement.

In the event of a dispute between the Parties arising out of or relating to this Agreement or the performance of any obligations under this Agreement that cannot be resolved by the Parties’ respective Program Manager, then, except for a breach (or alleged breach) of the obligations set forth in the sections entitled “Confidentiality”, “Ownership of Work Product”, “Publicity”, and “Infringement”, and without limiting either Party’s right to seek appropriate injunctive relief, the Parties agree to attempt, in good faith, to resolve such dispute through the escalation procedure set forth below:

a.	A Director or above from AT&T and General Manager/Vice President (or equivalent title) or above from Supplier will meet and review the disputed matter. If such persons are unable to resolve the dispute within five (5) business days, or such longer period of time as agreed by such persons, then either Party may submit the dispute to non-binding commercial mediation for resolution. The person or firm conducting the non-binding mediation must be a neutral person or firm having no past or current employment, contractual or attorney/client relationship with any Party, The Parties will equally split the fees of the mediation and the mediator. Judgment upon the award rendered by the mediator may be entered in any court having jurisdiction; and

b.	If the non-binding commercial mediation is unsuccessful in resolving the dispute within ten business days following the date of submittal to non-binding commercial mediation, then either Party may invoke the following formal Dispute Resolution procedures by submitting to the other Party a written demand for arbitration. All claims will be subject to arbitration as set forth below.

9.2 Arbitration

With the exception of intellectual property disputes which shall not be subject to arbitration, disputes subject to arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the Parties may agree. Each arbitration will be held in a mutually agreeable venue or if the Parties are unable to agree on the venue, then in New York, NY. The Parties will request that the arbitration hearing commence within thirty (30) days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) days after the close of hearings. The Federal Arbitration Act, 9 U.S.C. §§ 1-16, not state law,

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

will govern the arbitrability of all disputes. The arbitrator will have no authority to award punitive damages, exemplary damages, consequential damages, multiple damages, or any other damages not measured by the prevailing Party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement. The times specified in this Section may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Unless otherwise awarded by the arbitrator, (i) each Party will bear its own costs of these procedures, including attorneys’ fees; and (ii) the Parties will equally split the fees of the arbitration and the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

9.3 Dispute Procedures

a.	Except as provided herein, this Section will solely and exclusively govern all disputes, claims, or causes of action between the Parties regarding all alleged disputes, claims, or causes of action arising out of or relating to this Agreement. Notwithstanding anything herein to the contrary, either Party may at any time bring court proceedings or seek an injunction or other equitable relief to enforce any right or obligation under this Agreement.

b.	Neither Party may pursue any alleged dispute, claim, or cause of action against the other Party, except to the extent that injunctive relief or a temporary restraining order may be necessary, without first providing written notice of such alleged dispute, claim, or cause of action to the other Party.

c.	From the date of any required written notice until expiration of the negotiation period as prescribed in Section 9.1, any statute of limitations applicable to the alleged dispute, claim, or cause of action described in such notice will be tolled. No admission, statement, or document by either Party made as part of an attempt in good faith to negotiate may be used in any fashion in any action. Any such admission, statement, or document made by either Party will be deemed confidential and made pursuant to any applicable settlement privilege. The making of any such admission, statement, or document will not, however, preclude the admission of any evidence that would otherwise be admissible in an arbitration or action.

d.	If any arbitration is commenced involving the Parties and any alleged dispute, claim, or cause of action arises between the Parties in such arbitration, such alleged dispute, claim, or cause of action will be severed for resolution pursuant to the provisions of this Agreement. If any third party not subject to the provisions of this Agreement is a necessary party to any alleged dispute, claim, or cause of action between the Parties, all issues that can be resolved without such third party will remain subject to this Agreement and be severed and resolved before any other issues.

e.	Neither Party will disclose to any third party any admission, statement, or document of the other produced or used in negotiation or disclose to any third party the proceedings or outcome of any negotiation. This Section will not preclude disclosure to the Parties’ respective Affiliates, attorneys or other professional advisors and will not preclude any disclosure required by law.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

10. Fees and Taxes

10.1. Fees

The current fees established for the Supplier Satellite Services are set forth in Appendix A, as may be modified from time-to-time upon written notice from Supplier.

10.2. Taxes

Except as otherwise provided in this Section, Supplier shall separately state on each applicable invoice, and AT&T shall pay, any sales, use, excise or similar tax legally imposed on or with respect to the Supplier Satellite Service. Supplier shall not invoice AT&T for any such tax if, and to the extent that, AT&T(i) submits a properly executed certificate of exemption or direct pay permit; or (ii) otherwise notifies Supplier in writing of its position that such tax does not apply to the Supplier Satellite Service. AT&T shall protect and indemnify Supplier from and against any such tax not invoiced by Supplier, provided that, in the event Supplier becomes aware of an intent to assess or collect such tax, it promptly notifies AT&T and permits AT&T to contest such assessment or collection or, if necessary, contests such assessment or collection on behalf of AT&T but at AT&T’s expense; and provided further that Supplier provides reasonable assistance to AT&T in any such contest. Supplier shall permit AT&T to contest any such tax paid by it, either by assigning to AT&T its right to claim a refund of such tax or, if necessary, filing and pursuing a claim for refund on behalf of AT&T but at AT&T’s expense. Supplier shall provide reasonable assistance to AT&T in any such contest. AT&T shall not be liable for (a) ad valorem personal property taxes on Supplier’s property; (b) state and local privilege and excise taxes based on Supplier’s gross revenue; (c) taxes based on or measured by Supplier’s net income, capital stock or net worth; and (d) any taxes or amounts in lieu thereof paid or payable by Supplier in respect of the foregoing excluded items; and Supplier shall protect and indemnify AT&T from and against any such taxes. Except for any Supplier liability related to any taxes not invoiced by Supplier or paid by AT&T in connection with subsections (i) or (ii) above, Supplier further agrees to pay, and to hold AT&T harmless from and against, any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of Supplier, for any reason, to pay any tax or file any return or information required by law, rule or regulation to be paid or filed by Supplier.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

11. Indemnity

a. Supplier shall indemnify, hold harmless, and defend AT&T, its Affiliates, and their agents and employees, in accordance with this Section, against any Loss to the extent arising from or in connection with, or resulting from, Supplier’s breach of any materials terms under this Agreement, or any negligence or willful misconduct respect to this Agreement. [***].

b. “Loss” includes any liability, loss, claim, demand, suit, cause of action, settlement payment, cost and expense, interest, award, judgment, damages (including punitive damages), diminution in value, liens, fines, fees, penalties, and Litigation Expense arising from or in connection with any third party claims against the Indemnified Party (as defined below). “Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including Attorney’s Fees, other professionals’ fees, and disbursements. “Attorney’s Fees” include a charge for the service of in-house counsel at the market rate for independent counsel of similar experience.

c. The Party seeking indemnification hereunder (the “Indemnified Party”) shall notify the [***] Indemnifying Party [***] in writing, and with reasonable promptness, of any claim, demand, suit, cause of action or legal proceeding that may give rise to a claim for which indemnification is required. If the Indemnified Party fails to give notice, the Indemnifying Party is still obligated to indemnify, hold harmless and defend the Indemnified Party, except that the Indemnifying Party is not liable for any Litigation Expense that Indemnified Party incurs before the time when notice is given.

d. At the request of the Indemnified Party, Indemnifying Party shall conduct the Indemnified Party’s defense, at the Indemnifying Party’s expense, against any claim, demand, suit or cause of action within the scope of paragraph (a) above, whether or not litigation is actually commenced or the allegations are meritorious. At its own option, the Indemnified Party may employ separate counsel, including in-house counsel, to conduct the Indemnified Party’s defense against such a claim. AT&T and Supplier shall cooperate in the defense of any such claim. The Indemnifying Party may control the defense and settlement of such a claim, but if the settlement of a claim may have an adverse effect on the Indemnified Party, then the Indemnifying Party shall not settle such claim without the consent of the Indemnified Party, and the Indemnified Party shall not unreasonably withhold or delay its consent.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

e The Indemnifying Party shall bring no claim or action for indemnification, contribution, or subrogation against the Indemnified Party, its Affiliates, or their agents or employees, nor shall the Indemnifying Party implead any of them in any action brought by another, based on injury to the person or death arising out or relating to the Indemnifying Party’s performance under this Agreement. If, through any such action, the Indemnifying Party ever acquires a lien on a judgment against the Indemnified Party, its Affiliates, or their agents or employees, then the Indemnifying party shall assign such lien to the Indemnified Party. The Indemnifying Party waives any immunity from indemnification that the Indemnifying Party may hold, by virtue of the Indemnifying Party’s compliance with its workers’ compensation obligations in any jurisdiction, even if such immunity arises under the constitution or statutes of such jurisdiction (such as, for example, Section 35, Article II, of the Ohio Constitution and Sections 4123.74 and 4123.741 of the Ohio Revised Code).

12. Infringement

a.	Supplier shall indemnify, hold harmless, and defend AT&T and its Affiliates, their agents, and the Customers against any Loss to the extent resulting from, arising out of or relating to any claim that any Equipment or Services infringes on any patent, copyright, trade mark, service mark, trade secret, or other intellectual property right of a third party; provided, however, Supplier’s obligation to indemnify, hold harmless, and defend, shall not apply to the extent that any such claim is based on or attributable to the fact that AT&T has (i) modified any Equipment or Services, and but for such modifications the claim would not have arisen (ii) used, modified, reproduced or exploited any Equipment or Services in violation of any applicable terms or conditions, and but for such actions the claim would not have arisen or (iii) itself provided the detailed, written specifications for any Equipment or Services that has resulted in the claim of infringement, and strict compliance with such written specification has resulted in the claim of infringement.

b.	“Loss” is defined in the Section entitled “Indemnity” and, for purposes of this Section, also includes statutory damages and enhanced damages for willful infringement.

c.	If, as a result of a third party claim, (i) an injunction is sought or is likely to be issued against AT&T’s use of Equipment or Services, or (ii) if, in Supplier’s judgment, Equipment or Services are likely to become the subject of a claim of infringement, then, in addition to its other obligations set forth in this Section, Supplier, in any case at its sole expense and at no loss or damage to AT&T or the Customers, shall obtain for AT&T the right to continue using the allegedly infringing Equipment or Services; provided that if it is infeasible for Supplier to obtain such right, Supplier may elect at its sole discretion to (i) provide modified or replacement non-infringing Equipment or Services that are suitable and functionally equivalent while retaining the quality of the original Equipment or Services; or (ii) terminate the Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

d.	AT&T has no obligation to pay Supplier any charges under this Agreement for the purchase, use, or maintenance of Equipment or Services after such time as AT&T ceases to use them, by reason of actual or claimed infringement.

e.	Supplier shall defend AT&T against third-party infringement claims, demands, suits, or causes of action in accordance with the provisions of the Section entitled “Indemnity”.

13. Insurance

a.	With respect to Supplier’s performance under this Agreement, and in addition to Supplier’s obligation to indemnify, Supplier shall at its sole cost and expense:

i.	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

1.	at all times during the term of this Agreement and until completion of all Services associated with this Agreement, whichever is later; and

2.	with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Services associated with this Agreement, whichever is later. If a “claims-made” policy is maintained, the retroactive date must precede the commencement of Services under this Agreement;

ii.	procure the required insurance from an insurance company eligible to do business in the state or states where Services will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Supplier may procure insurance from the state fund of the state where Services is to be performed; and

iii.	deliver to AT&T certificates of insurance stating the types of insurance and policy limits. Supplier shall provide or will endeavor to have the issuing insurance company provide at least thirty (30) days advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T. Supplier shall deliver such certificates:

1.	prior to execution of this Agreement and prior to commencement of any Services;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.	prior to expiration of any insurance policy required in this Section; and

3.	for any coverage maintained on a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Services associated with this Agreement, whichever is later.

b.	The Parties agree that:

i.	the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Supplier’s obligation to maintain the insurance required under this Agreement;

ii.	the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Supplier, nor be deemed as a limitation on Supplier’s liability to AT&T in this Agreement;

iii.	Supplier may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

iv.	Supplier is responsible for any deductible or self-insured retention.

c.	The insurance coverage required by this Section includes:

i.	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the Services are to be performed and Employers Liability insurance with limits of at least:

$500,000 for Bodily Injury – each accident

$500,000 for Bodily Injury by disease – policy limits

$500,000 for Bodily Injury by disease – each employee

To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.

In states where Workers’ Compensation insurance is a monopolistic state-run system, Supplier shall add Stop Gap Employers Liability with limits not less than $500,000 each accident or disease.

ii.	Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

$2,000,000 General Aggregate limit

$1,000,000 each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

$1,000,000 each occurrence limit for Personal Injury and Advertising Injury

$2,000,000 Products/Completed Operations Aggregate limit

$1,000,000 each occurrence limit for Products/Completed Operations

$1,000,000 Damage to Premises Rented to You (Fire Legal Liability)

The Commercial General Liability insurance policy must:

1.	include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Supplier shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within sixty (60) days of execution of this Agreement and within sixty (60) days of each Commercial General Liability policy renewal;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.	include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

3.	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

iii.	Business Automobile Liability insurance with limits of at least $1,000,000 each accident for bodily injury and property damage, extending to all hired and non-owned vehicles.

iv.	Umbrella/Excess Liability insurance with limits of at least $1,000,000 each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies.

v.	Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

vi.	Professional Liability (Errors & Omissions) insurance with limits of at least $1,000,000 each claim or wrongful act.

14. Licenses and Patents

Except as expressly provided herein, no license, express or implied, is granted by a Party under this Agreement to the other Party for any patent, trademark, copyright, trade secret or any other intellectual property or application therefor which is now or may hereafter be owned by a Party or its Affiliates.

15. Liens

If at any time before or after Services issued hereunder are completed, any lien, claim or notice of lien is recorded or stop notice is served upon AT&T for labor performed upon, or for furnishing materials for use in or for furnishing appliances, teams or power contributing to the Services, Supplier shall promptly discharge any such liens or claims and shall furnish to AT&T release vouchers in settlement of such liens or claims reasonably satisfactory to AT&T. If Supplier does not settle the lien or claim within a reasonable period of time, not to exceed sixty (60) days, after the lien is filed or the claim is asserted, then AT&T shall have the right to procure the discharge of the lien or claim, and in such event, Supplier shall reimburse AT&T for all moneys paid by AT&T to procure the discharge, including reasonable costs and attorneys’ fees.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

16. Limitation of Liability

THE PARTIES HAVE NEGOTIATED THIS AGREEMENT WITH DUE REGARD FOR THE BUSINESS RISK ASSOCIATED WITH THE ARRANGEMENTS DESCRIBED IN THIS AGREEMENT. EXCEPT FOR INDEMNIFICATION AND CONFIDENTIALITY OBLIGATIONS, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF SUCH PARTY’S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT. FOR THE PURPOSES OF THIS PARAGRAPH, “PARTY” MEANS THE PARTY, ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

17. Marks and Branding

17.1. AT&T Marks License

Subject to the other provisions of this Agreement, AT&T hereby grants Supplier the worldwide, nonexclusive right on a non-fee basis to use the AT&T’s Marks specified in Appendix E or otherwise supplied by AT&T on materials in accordance with this Agreement and any reasonable guidelines as AT&T may provide to Supplier from time to time. All such use by Supplier of the specified AT&T’s Marks shall inure to the benefit of AT&T. Nothing in this Agreement shall create any rights, title or interest for Supplier in the specified AT&T’s Marks (except to the extent provided in the first sentence of this Section) or in any of AT&T’s other names, trademarks, service marks, design marks, symbols and /or other indicia of origin. This Agreement gives Supplier no right in or to AT&T’s Marks except a limited license to reproduce AT&T’s Marks as reasonably necessary for the sole purpose of allowing Supplier to fully promote and market AT&T Wireless Services and Supplier Satellite Services pursuant to the terms of this Agreement. Supplier agrees to cooperate with AT&T in facilitating AT&T’s monitoring and control of the use of the AT&T’s Marks, and to supply AT&T with samples of use of such Marks upon request. Supplier has no right to register AT&T’s Marks in any jurisdiction anywhere in the world.

17.2. Branding

AT&T will name, brand, and promote the Supplier Satellite Services in combination with the Wireless Services under a brand of AT&T’s choosing and subject to change at AT&T’s sole discretion. Notwithstanding the foregoing, AT&T’s references to Supplier’s Marks will at all times comply with Supplier’s brand guidelines.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

17.3. Publicity

Without AT&T’s consent to be given in its sole discretion, Supplier shall not use any language or pictures which could in AT&T’s judgment imply AT&T’s or its Affiliates’ identities, or endorsement by AT&T, its Affiliates or any of its or their employees, in any (i) written, electronic, or oral advertising or presentation, or sales meeting, or (ii) brochure, newsletter, book, electronic database, testimonial quotation, thank you letter, reference letter or other communication of whatever nature. No Party may issue a press release or make other public announcements announcing the execution or existence of this Agreement, without the mutual agreement of the Parties.

17.4. Supplier Marks License

Subject to the other provisions of this Agreement, Supplier hereby grants AT&T the worldwide, nonexclusive right on a non-fee basis to use the Supplier’s Marks on materials in accordance with this Agreement and any reasonable guidelines as Supplier may provide to AT&T from time to time. All such use by AT&T of the specified Supplier’s Marks shall inure to the benefit of Supplier. Nothing in this Agreement shall create any rights, title or interest for AT&T in the specified Supplier’s Marks or in any of Supplier’s other names, trademarks, service marks, design marks, symbols and /or other indicia of origin. This Agreement gives AT&T no right in or to the Supplier’s Marks except a limited license to reproduce the Supplier’s Marks as reasonably necessary for the sole purpose of allowing AT&T to fully promote and market AT&T Wireless Services and Supplier Satellite Services pursuant to the terms of this Agreement. AT&T agrees to cooperate with Supplier in facilitating Supplier’s monitoring and control of the use of the Supplier Marks, and to supply Supplier with samples of use of such Supplier’s Marks upon request. AT&T has no right to register Supplier’s Marks in any jurisdiction anywhere in the world.

17.5. Use of Marks

Prior to the first use of the other Party’s Marks in the manner permitted herein, the Party using such Marks agrees to submit a sample of such proposed use to the other Party for its prior written approval, which may be withheld in such Party’s reasonable discretion. Once a Party approves a particular use of a Mark (which may apply to the use of the Mark in multiple types of advertising or marketing), the approval will remain in effect for such use until withdrawn with reasonable prior written notice. Without limiting the generality of the foregoing, each Party must strictly comply with all standards with respect to the other Party’s Marks which may be furnished by such Party from time to time, and all uses of the other Party’s Marks in proximity to any other trade name, trademark, service name or service mark must be consistent with the standards furnished by the other Party from time to time. Further, neither Party may create a combination mark consisting of one or more Marks of each Party. All uses of the Party’s Marks inure to the benefit of the Party owning such Mark.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

18. Ownership of Work Product

a.	Each Party or its Affiliates will retain exclusive ownership in and to its technologies and all intellectual property rights arising from or related thereto, including all improvements, updates, modifications and enhancements to the foregoing, which the Party or its Affiliates owned, developed, created or licensed either (i) prior to the Effective Date of this Agreement or (ii) outside the scope of this Agreement (whether prior to or after the Effective Date of this Agreement), provided such ownership, development, creation or license in (i) and (ii) is without use of or access to Information provided by or on behalf of the other Party (“Background IP”).

b.	Excluding Background IP, and in conformance with an executed Order, ownership and all rights in all Deliverables developed pursuant to an Order for which (A) Supplier has charged AT&T any monies to develop; or (B) is created in accordance with specifications provided by AT&T where the specifications described the implementation (collectively “AT&T Owned Work Product”), including all rights in any trademarks, patents, copyrights, data, trade secrets and other intellectual property in AT&T Owned Work Product, hereby vests exclusively in AT&T regardless of whether AT&T Owned Work Product was created solely by Supplier or jointly by the Parties.

c.

The Parties expressly agree to consider as a “work made for hire” any AT&T Owned Work Product which qualifies as such under the laws of the United States or other jurisdictions. To the extent the AT&T Owned Work Product does not qualify as a “work made for hire” or where AT&T deems necessary for any other reason, Supplier hereby assigns to AT&T all such right, title and interest in such AT&T Owned Work Product, Supplier agrees to provide all reasonable assistance, including providing technical information relating to the AT&T Owned Work Product and executing all documents of assignment and other documents (and cause its agents, contractors, subcontractors, employees and others to provide such assistance and execute such documents) which AT&T may deem necessary or desirable to perfect its ownership interest in such AT&T Owned Work Product, including trademark, patent or copyright applications in such AT&T Owned Work Product. If the AT&T Owned Work Product contains Background IP or any other elements Supplier or others on its behalf previously or independently developed, Supplier (i) grants to AT&T an unrestricted, perpetual, worldwide royalty-free license to use, copy, modify, distribute, publicly display, publicly perform, import, manufacture, have made, sell, offer to sell (whether directly or through channels of distribution), exploit and sublicense such Background IP or other elements (and have others do any of the foregoing acts on AT&T’s behalf) that are owned by Supplier but only as a part of the AT&T Owned Work Product, and solely to the extent required for the operation and/or use of the AT&T Owned Work Product as contemplated by the Parties pursuant to the Order and for no other purpose; and (ii) with respect to such Background IP and other elements that are not owned by Supplier, Supplier agrees to

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

obtain for the benefit of AT&T such license rights set forth in subsection (i) above as may be necessary for the operation and/or use of the AT&T Owned Work Product as contemplated by the Parties pursuant to the Order and for no other purpose. For the sake of clarity, Background IP or other previously or independently developed elements may not be separated from the Work Product and this Section 18(c) shall not be interpreted to grant AT&T any rights in or to any Background IP or other previously or independently developed elements not incorporated into the AT&T Owned Work Product by Supplier. Any such license shall include AT&T’s right to grant a, royalty-free sublicense to its Affiliates for the purposes stated herein. Supplier shall place a copyright or other proprietary notice on the AT&T Owned Work Product at AT&T’s request. The AT&T Owned Work Product (if any) shall constitute AT&T’s Information under this Agreement.

19. Quality Assurance

a.	In addition to its obligations under the Section entitled “Warranty,” Supplier represents and warrants that:

1.	all processes utilized to produce Equipment and provide Services are controlled and adequate to deliver consistent with Specifications and this Agreement;

2.	Supplier has evaluated the process controls of its subcontractors and vendors and has determined that they are adequate to deliver Equipment and Services consistent with Specifications and this Agreement; and

3.	all Equipment and Services are subjected to the above-mentioned process controls.

b.	Throughout the Term of this Agreement, Supplier shall periodically evaluate process controls to verify whether each is still adequate to deliver Equipment and Services consistent with Specifications and this Agreement. AT&T reserves the right, at its own cost and expense, to request a review of Supplier’s process controls throughout the Term of this Agreement.

c.	If Supplier or AT&T, at any time during the term of this Agreement, reasonably determines that the process controls are insufficient to meet the obligations herein, then at no additional charge to AT&T, Supplier shall

1.	provide to AT&T a quality plan to remedy such insufficient Quality Process. Such quality plan shall include the following information, in reasonable detail:

i.	a schedule for achieving an adequate Quality Process; and

ii.	the actions that will achieve and remedy such insufficiencies.

d.	If requested by AT&T, Supplier shall:

1. provide performance measurements periodically that demonstrate compliance with the Specifications set forth in Appendix C and Appendix F of this Agreement.

2. The Parties shall mutually agree upon appropriate performance measurements to demonstrate such compliance.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3. Should remedy efforts described above fail to address insufficiencies within thirty (30) days or upon AT&T’s notification to Supplier that remedy efforts are insufficient, whichever is earlier, or within a time period as mutually agreed, Supplier shall engage a third party consultant to perform quality control or quality assurance activities. Supplier shall provide AT&T or AT&T’s agent with notice of such engagement, including the name of the third party consultant, and shall provide AT&T or AT&T’s agent with cooperative assistance to such consultant.

e.	Nothing contained in this Clause, “Quality Assurance,” will diminish Supplier’s obligation to deliver Equipment and perform Services in conformance to Supplier’s obligations in this Agreement.

20. Severability

If any provision of this Agreement is determined to be invalid, illegal, or unenforceable, the Parties agree the remaining provisions of this Agreement shall remain in full force if both the economic and legal substance of the transactions contemplated by this Agreement are not affected in any manner that is materially adverse to either Party by severing the provision determined to be invalid, illegal, or unenforceable.

21. Survival of Obligations

Obligations and rights under this Agreement, which by their nature would reasonably continue beyond the termination or expiration of this Agreement (including those in the Sections entitled “Compliance with Laws”, “Information”, “Indemnity”, “Infringement”, “Insurance”, “Licenses and Patents”, “Ownership of Work Product”, “Publicity”, and “Warranty”) will survive the termination or expiration of this Agreement.

22. Warranty

a.	Supplier warrants to AT&T that any Services provided hereunder will be performed in a workmanlike and professional manner.

b.	Each Party represents and warrants to the other Party that:

1.	There are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on a Party’s ability to fulfill its obligations under this Agreement; and

2.	No consent, approval or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement;

3.	Each Party has all necessary skill, rights and authority to enter into and perform its obligations under this Agreement.

c.	NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SUPPLIER SATELLITE SERVICES, SERVICE, EQUIPMENT, OR

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

OTHERWISE. SPECIFICALLY, ALL IMPLIED WARRANTIES ARE DISCLAIMED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, USE OR NON-INFRINGEMENT.

23. Miscellaneous

23.1. Amendments and Waivers

The Parties may not amend this Agreement except by a written agreement of the Parties that identifies itself as an amendment to this Agreement and is signed by both Parties, or as otherwise expressly provided below in this Section. No waiver of any right or condition for the benefit of a Party is effective unless given in writing and signed by the Party waiving such right or condition for its benefit. No failure or delay in exercising any right or remedy under this Agreement operates as a waiver or estoppel of any right or remedy; no failure or delay in requiring the satisfaction of any condition under this Agreement operates as a waiver or estoppel of any condition; and no course of dealing between the Parties operates as a waiver or estoppel of any right, remedy, or condition. A waiver on one occasion is effective only in that instance, and only for the purpose for which it is given, and is not to be construed as a waiver on any future occasion or against any Affiliate other than the Affiliate that makes such waiver.

23.2. Assignment

Neither Party may assign, delegate, or otherwise transfer its rights or obligations under this Agreement, voluntarily or involuntarily, whether by merger, consolidation, dissolution, operation of law, or any other manner, without the prior written consent of the other Party, except as follows: Without securing the consent of the other Party, either Party may assign its rights, or delegate its duties, or both, in whole or in part, to any present or future Affiliate. Supplier may subcontract its performance in accordance with any subcontracting provisions incorporated into this Agreement; and, both Parties may assign their respective right to receive money due hereunder, but any assignment of money will be void if (i) the assignor fails to give the non-assigning Party at least thirty (30) days prior written notice, or (ii) the assignment purports to impose upon the non-assigning Party additional costs or obligations in addition to the payment of such money, or (iii) the assignment purports to preclude AT&T from dealing solely and directly with Supplier in all matters pertaining to this Agreement. Any assignment, delegation or transfer for which consent is required hereby and which is made without such consent given in writing will be void. This Agreement binds and benefits both Parties and their permitted successors and assigns.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

23.3. AT&T Supplier Information Security Requirements (SISR)

Supplier shall comply with the requirements of Appendix “I” titled “AT&T Supplier Information Security Requirements (SISR).”

23.4. Compliance with Laws

Each Party shall comply with all laws (including all statutes, ordinances, regulations, orders and codes, whether specifically mentioned elsewhere in this Agreement or not) attendant upon its performance under this Agreement and AT&T’s utilization of the Equipment and Services, in every jurisdiction where Supplier performs or AT&T utilizes the Equipment or receives the Services. Supplier shall procure all approvals, bonds, certificates, insurance, inspections, licenses, and permits that such laws require for the performance of this Agreement. Without limiting and in addition to the Parties’ obligations under Section 8.1, with regard to any initial disclosures of the Agreement that are necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, to disclose the execution or existence of this Agreement, including any subsequent obligation to file a copy of the executed Agreement (“SEC Disclosure Obligations”), Supplier shall limit its disclosure only to that which is necessary in Supplier’s reasonable discretion to comply with such SEC Disclosure Obligations, shall seek appropriate confidential treatment, and shall, if practicable, provide AT&T an opportunity in advance to review and comment on only those sections of the disclosure which reference this Agreement and/or AT&T, it being understood and agreed that Supplier is under no obligation to accept or include any such comments from AT&T.

23.5. Conflict of Interest

Supplier represents and warrants that no officer, director, employee or agent of AT&T has been or will be employed, retained or paid a fee, or otherwise has received or will receive, any personal compensation or consideration, by or from Supplier or any of Supplier’s officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

23.6. Construction and Interpretation

a.	This Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation. Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret and agree to the particular language of its provisions. Accordingly, the drafting of this Agreement is not to be attributed to either Party.

b.	Article, Section and paragraph headings contained in this Agreement are for reference purposes only and are not to affect the meaning or interpretation of this Agreement. The word “include” in every form means to include without limitation by virtue of enumeration. Whenever this Agreement refers to a consent or approval to be given by either Party, such consent or approval is effective only if given in writing and signed by the Party giving approval or consent. The singular use of words includes the plural and vice versa.

23.7. Cumulative Remedies

The rights and remedies of the Parties set forth in this Agreement are not exclusive of, but are cumulative to, any rights or remedies now or subsequently existing at law, in equity, by statute or otherwise, except in those cases where this Agreement specifies that a particular remedy is sole or exclusive, but neither Party may retain the benefit of inconsistent remedies. No single or partial exercise of any right or remedy with respect to one breach of this Agreement precludes the simultaneous or subsequent exercise of any other right or remedy with respect to the same or a different breach.

23.8. Entire Agreement

This Agreement constitutes the final, complete, and exclusive expression of the Parties’ agreement on the matters contained in this Agreement. All prior written and oral negotiations and agreements, and all contemporaneous oral negotiations and agreements, between the Parties on the matters contained in this Agreement are expressly merged into and superseded by this Agreement. The Parties do not intend that the provisions of this Agreement be explained, supplemented, or qualified through evidence of trade usage or any prior course of dealings or any course of performance under any prior agreement. In entering into this Agreement, neither Party has relied upon any statement, estimate, forecast, projection, representation, warranty, action or agreement of the other Party except for those expressly contained in this Agreement. There are no conditions precedent to the effectiveness of this Agreement other than any expressly stated in this Agreement. The Parties agree that all changes to this Agreement must be in writing and signed by the Party against whom enforcement is sought.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

23.9. Force Majeure

a.	A Party is excused from performing its obligations under this Agreement if, to the extent that, and for so long as:

i.	such Party’s performance is prevented or delayed by an act or event (other than economic hardship, changes in market conditions, insufficiency of funds, or unavailability of equipment and supplies) that is beyond its reasonable control and could not have been prevented or avoided by its exercise of due diligence; and

ii.	such Party gives written notice to the other Party, as soon as practicable under the circumstances, of the act or event that so prevents such Party from performing its obligations.

b.	By way of illustration, and not by limitation, acts or events that may prevent or delay performance (as contemplated by this Section) include: acts of God or the public enemy, acts of civil or military authority, terrorists acts, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, and labor disputes (even if AT&T is involved in the labor dispute).

c.	If either Party’s performance is prevented or delayed for a period of thirty (30) consecutive days as a result of any particular instance of the foregoing, either Party may elect to terminate, in whole or in part, this Agreement.

23.10. Governing Law

The laws of the State of Delaware (excluding any laws that direct the application of another jurisdiction’s law) govern all matters arising out of or relating to this Agreement and all of the transactions it contemplates, including its validity, interpretation, construction, performance, and enforcement. The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Agreement

23.11. Government Contract Provisions

a.	To the extent that Supplier’s performance is subject to certain executive orders (including E.O. 11246 and E.O. 13201) and statutes (including Section 503 of the Rehabilitation Act of 1973, as amended; the Vietnam Era Veteran’s Readjustment Assistance Act of 1974; and the Jobs for Veterans Act) pertaining to government contractors, Supplier shall:

1.	comply with such executive orders and statutes, and their implementing regulations, as amended from time to time; and

2.	fulfill the obligations of a contractor under the clauses incorporated by this Section.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

b.	This Section incorporates the following clauses:

1.	“Affirmative Action For Workers With Disabilities” (at 48 CFR §52.222-36);

2.	“Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans” (at 48 CFR §52.222-37);

3.	“Equal Employment Opportunity” (at 48 CFR §52.222-26);

4.	“Equal Employment Opportunity Clause” (at 41 CFR §60-1.4(a));

5.	“Equal Opportunity For Special Disabled Veterans And Veterans of the Vietnam Era” (at 41 CFR §60-250.5);

6.	“Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans” (at 41 CFR Sec. 60-300.5);

7.	“Equal Opportunity For Workers With Disabilities” (at 41 CFR §60-741.5);

8.	“Notice Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 29 CFR § 470.2);

9.	“Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees” (at 48 CFR §52.222-39).

10.	“Prohibition of Segregated Facilities” (at 48 CFR §52.222-21);

11.	“Small Business Subcontracting Plan” (at 48 CFR §52.219-9); and

12.	“Utilization Of Small Business Concerns” (at 48 CFR §52.219-8).

c.	If a Customer requires a statement that performance is intended for a government contract and incorporates additional government contracting provisions, Supplier shall also fulfill the obligations of a contractor or offeror under those additional provisions.

23.12. Independent Contractors

Each Party hereby represents and warrants to other Party that:

a.	is the Parties are engaged in an independent businesses and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of the other Party;

b.	A Party’s personnel performing under this Agreement shall be considered solely the employees of such Party and not employees or agents of the other Party;

c.	Each Party has and retains the right to exercise full control of and supervision over the performance under this Agreements and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing under this Agreement;

d.

Each Party is solely responsible for all matters relating to compensation and benefits for all of its personnel who perform under this Agreement. This responsibility includes, but is not limited to, (i) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (ii) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state and federal income tax

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Laws, unemployment compensation insurance and state disability insurance tax Laws, social security and Medicare tax Laws, and all other payroll tax Laws or similar Laws with respect to all Supplier personnel providing Services.

23.13. Labor Disputes

a.	In the event of a labor dispute between AT&T and the union(s) representing AT&T’s employees, AT&T may exercise its right to modify the Order on immediate notice, including postponing, reducing, or terminating the services to be provided and due to be performed after the commencement of a labor dispute. AT&T acknowledges and agrees that the exercise of such right may result in a delay in the resumption of Services when requested by AT&T.

b.	The rights and obligations of the Parties under this Section are in addition to, and not a limitation of, their respective rights under the Sections entitled “Amendments and Waivers” and “Force Majeure.”

23.14. Misuse

Each Party shall promptly notify the other Party in the event that misuse of the Wireless Services or Supplier Satellite Service, respectively, by Customers or End Users is discovered by such Party, and the Parties will work cooperatively and in good faith with one another in resolving any such misuse including, without limitation, immediately suspending the Customer’s access to the Wireless Services and/or Supplier Satellite Service until any and all such misuse has been corrected and cured to the affected Party’s sole satisfaction.

23.15. Non-Exclusive Market

This Agreement does not grant Supplier any exclusive right or privilege to provide to AT&T any Services of the type described in or purchased under this Agreement, and does not grant AT&T any exclusive right or privilege to resell any Supplier Satellite Services, Services or Equipment. This Agreement does not obligate AT&T to purchase or license any such Services. AT&T may contract with other manufacturers and vendors for the procurement or trial of Equipment or services comparable to those described in or purchased under this Agreement, and AT&T may itself perform such services. This Agreement does not restrict Supplier from marketing or selling any Supplier Satellite Services, Services or Equipment with or to any third parties whether within or outside of the Territory.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

23.16. Notices

a.	Each Party giving or making any notice, consent, request, demand, or other communication (each, a “Notice”) pursuant to this Agreement must give the Notice in writing and use one of the following methods, each of which for purposes of this Agreement is a writing: in person; first class mail with postage prepaid; Express Mail, Registered Mail, or Certified Mail (in each case, return receipt requested and postage prepaid); internationally recognized overnight courier (with all fees prepaid); facsimile; or email. If Notice is given by e-mail, it must be confirmed by a copy sent by any one of the other methods. Each Party giving Notice shall address the Notice to the appropriate person (the “Addressee”) at the receiving Party at the address listed below:

Supplier

TerreStar Networks Inc.

12010 Sunset Hills Road

Reston, VA 20190Attn: Doug Brandon, General Counsel

Email Address: doug.brandon@terrestar.com

Business Number: 703-483-7820Fax Number: 703-476-7143

AT&T

AT&T Service, Inc.

1010 Pine Street

Room 1-E-108

Saint Louis, MO 63101

Attn: Anthony Cohen

Email Address: ac7256@att.com

Business Number: 314-923-0263

Fax Number: 314-235-8601

b.	A Notice is effective only if the Party giving notice has complied with the foregoing requirements of this Section and the Addressee has received the notice. A Notice is deemed to have been received as follows:

1.	If a Notice is delivered by first class mail, five (5) days after deposit in the mail;

2.	If a Notice is furnished in person, or sent by Express Mail, Registered Mail, or Certified Mail, or internationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt;

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3.	If a Notice is sent by facsimile, upon receipt, by the Party giving or making the Notice, of an acknowledgment or transmission report generated by the machine from which the facsimile was sent, indicating that the facsimile was sent in its entirety to the Addressee’s facsimile number; and

4.	If a Notice is sent by e-mail, upon successful transmission to the receiving machine, if such Notice is sent in time to allow it to be accessible by the Addressee before the time allowed for giving such notice expires, and a confirmation copy is sent by one of the other methods.

c.	The addresses and facsimile and telephone numbers to which notices or communications may be given to the Addressees of either Party may be changed by written notice given by such Party to the other pursuant to this Section.

23.17. Order of Precedence

The terms of this Agreement govern the relationship between AT&T and Supplier as described herein while this Agreement remains in effect. The Parties may not vary or supplement the terms of this Agreement except by Special Terms and Conditions that both Parties have agreed upon. This Agreement supersedes all other pre-printed or standardized provisions that may otherwise appear in any other paper or electronic record of either Party (such as standards terms on order forms, advance shipping notices, invoices, time sheets, packages, shrink wrap terms, and click wrap terms). In the event of any conflict or inconsistency between the terms contained in this Agreement and any separate Order entered into in connection herewith, the terms of the Order shall supersede and prevail.

23.18. Savings

If any provision of this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, the remaining provisions will remain in full force and effect. If any provision of this Agreement is, for any reason, determined by a court of competent jurisdiction to be excessively broad or unreasonable as to scope or subject, such provision must be enforced to the extent necessary to be reasonable under the circumstances and consistent with applicable law while reflecting as closely as possible the intent of the Parties as expressed herein.

23.19. Subcontractors

Where a portion of a Party’s performance under this Agreement is subcontracted, such Party remains fully responsible for performance thereof and shall be responsible to the other Party for the acts and omissions of any subcontractor. Nothing in this Agreement shall create any contractual obligation or other liability of a Party to any of the other Party’s subcontractor or its employees.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

23.20. Third Party Administrative Services

Supplier acknowledges that a third party administrator will perform certain administrative functions for AT&T in relation to this Agreement. Such administrative functions may include:

a.	Collecting and verifying certificates of insurance;

b.	Providing financial analysis;

c.	Verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises”; and

d.	Collecting and verifying Supplier profile information.

Supplier shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may request. Further, notwithstanding any other provision of this Agreement, Supplier agrees that AT&T may provide any information regarding Supplier to such third party administrator. Supplier agrees to pay the third party administrator an annual fee for the performance of these administrative functions, which annual fee shall not exceed [***].

23.21. Transaction Costs

Except as expressly provided in this Agreement, each Party shall bear its own fees and expenses (including the fees and expenses of its agents, representatives, attorneys, and accountants) incurred in connection with the negotiation, drafting, execution, and performance of this Agreement and the transactions it contemplates.

24. Utilization of, Minority, Women, and Disabled Veteran Owned Business Enterprises

a.	It is the policy of AT&T that minority, women, and disabled veteran owned business enterprises (“MWDVBEs”) shall have the maximum practicable opportunity to participate in the performance of contracts.

b.	Supplier shall make good faith efforts to carry out this policy in the award of subcontracts, distribution agreements, resale agreements, and other opportunities for MWDVBE participation. In furtherance of those efforts, and not as a limitation, Supplier shall submit annual participation plans, at the time of contract execution and each subsequent year by January 7, establishing Supplier’s goals for the year for participation by minority owned business enterprises (“MBE”), women owned business enterprises (“WBE”) and disabled veteran business enterprises (“DVBE”), with “participation” expressed as a percentage of aggregate estimated annual expenditures made by Supplier in support of the Agreement. Supplier shall include specific and detailed plans for achieving its goals in each participation plan. Supplier’s participation goals for the first year (that is, the calendar year that ends on December 31 next following the effective date of this Agreement) are: [***]% annual MBE participation; [***]% annual WBE participation; and [***]% annual DVBE participation. Supplier’s participation plan for the first year will be completed and attached to and incorporated into this Agreement as Appendix G following the Effective Date.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

c.	By the fourteenth day following the close of each calendar quarter, Supplier shall report actual results of its efforts to meet its goals during the preceding calendar quarter to AT&T’s Prime Supplier Program Manager, using the form attached to this Agreement as Appendix H. Supplier shall submit separate reports for AT&T and each Affiliate making purchases under this Agreement. When reporting its results, Supplier shall count only expenditures with MWDVBEs that are certified as MBE, WBE, or DVBE firms by certifying agencies that are recognized by AT&T, as listed on Appendix G. In particular, when reporting results for expenditures by Affiliates identified as “California Affiliates” in Appendix G, Supplier shall count only expenditures (i) with MBE and WBE firms certified by the California Public Utilities Commission Supplier Clearinghouse (“CPUCC”) and (ii) with DVBE firms certified by the Office of Small Business and DVBE Certification (“OSDBC”) of the California Department of General Services.

d.	Supplier shall inform prospective MBE, WBE, and DVBE subcontractors of their opportunities to apply for certification from the agencies listed in Appendix G. In particular, Supplier shall inform MBE and WBE firms certified by agencies other than the CPUCC and the DVBE firms certified by agencies other than the OSDBC of the procedures for applying for an additional certification from the OSDBC and the CPUCC.

e.	The extent to which suppliers (a) set challenging goals in their annual participation plans and (b) succeed in exceeding the goals that they have set are factors that AT&T may consider favorably when deciding to extend or renew expiring agreements, to apportion orders among competing suppliers under existing agreements, and to award new business in competitive bidding.

f.	Supplier’s obligations under this Section are not a limitation of any obligations that Supplier may have under other provisions of this Agreement, including the Section entitled “Government Contract Provisions”.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

25. Execution of Agreement

25.1. Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date the last Party signs.

TerreStar Networks Inc.		AT&T Mobility II, LLC, by its authorized representative AT&T Services, Inc.

By:	/s/ Jeffrey W. Epstein	By:	/s/ Anthony Cohen
Printed Name:	Jeffrey W. Epstein	Printed Name:	Anthony Cohen
Title:	President	Title:	Senior Contract Manager
Date:	September 25, 2009	Date:	September 25, 2009

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendices

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix A – Supplier Satellite Service and Pricing

The Supplier Satellite Service will be made available to AT&T for distribution at pricing as specified below:

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix B – End User Support

1.	AT&T is responsible for all providing the first point of contact (“Tier I”) for Customer inquiries and determining the nature of the inquiry for resolution. AT&T is responsible for addressing all inquiries principally concerning the Wireless Services, the Customer’s account or billing for the Wireless Services or Supplier Satellite Services, and for first level of care for Supplier Satellite Service and Equipment inquiries as described in paragraphs 2 and 3 below. Supplier is responsible for all Customer inquiries principally concerning Supplier Satellite Service and the Equipment, and to that end will provide a Customer support capability to augment (“Tier II”) the Tier I support provided by AT&T.

2.	Customers and End Users of the Supplier Satellite Service (or their designated service personnel) will call AT&T’s call center with issues or questions, and AT&T will serve as Tier I care. AT&T shall follow a Supplier provided care script to assist in quickly identifying the trouble, and if possible resolving the issue, prior to a trouble call escalation hand-off to a Supplier for further investigation and resolution. Once the issue has been determined to be regarding a Supplier Satellite Service issue or an Equipment issue that cannot be handled by Tier I care support, the call will be handed off “warm” to the Supplier support personnel (Tier II support) during normal Supplier business hours (9am – 5pm EST, Mon-Fri), or by “cold” hand-off outside of Supplier’s normal business hours. If the issue can be resolved on the phone the call is successful and ends. If it cannot be so resolved, additional action will be taken by Supplier as needed and appropriate.

3.	Since the goal is to provide expeditious resolution to experienced troubles, the care script will be developed with an intention of allowing AT&T Tier I support to accurately identify and resolve common issues, thereby reducing the number of cases where Customers must be transferred between AT&T and Supplier or otherwise delayed in receiving a problem resolution. The following table shall be followed to guide the development of the care relationship between AT&T and Supplier.

Customer Care Guide
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4.	Supplier will require access to AT&T End User Data to properly support the Customer. Subject to the terms and conditions in Section 4 of the Agreement (“AT&T End User Data”), Supplier is granted appropriate rights and access to the End User Data for purposes of providing customer service, support and trouble resolution as described herein.

5.	Information on resolution of Customer care calls transferred to Supplier will be provided back to AT&T through an established and agreed upon process. This feedback should be provided back to AT&T on an as needed basis.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

6.	Supplier shall be allowed to initiate pro-active Customer care calls to Supplier Satellite Service subscribers to follow up on previous Customer care calls.

7.	AT&T and Supplier will collaborate to create and administer Customer feedback surveys in order to improve the Customer experience.

8.	Supplier is responsible for all Customer Tier II care not otherwise addressable by AT&T using the Supplier provided Customer care scripts with commercially reasonable care and diligence with respect to the use and functionality of the Supplier Satellite Service and Equipment.

9.	Supplier will redirect all non-Supplier issues (i.e., contacts which are not principally concerned with the Supplier Satellite Service and/or the Equipment) back to AT&T Customer Care via a warm transfer unless a cold transfer is requested by the Customer. If the issues are neither related to the Supplier Satellite Service or Equipment nor to the Wireless Services, Supplier will cooperate in good faith with AT&T to help troubleshoot and resolve the problem with the Customer.

10.	AT&T and Supplier agree to develop and refine product and service documentation on an ongoing basis, and where appropriate to make this information available to Customers and End Users in an effort to proactively reduce customer service inquiries and improve Customer satisfaction.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix C – Service Level Agreement

Supplier Service Level Agreement

If Supplier Satellite Service from a Supplier satellite spot beam is interrupted for [***], Supplier will issue AT&T, upon request, a credit equal to a pro-rata adjustment of the monthly Supplier Satellite Service subscription for the time period Supplier Satellite Service was unavailable, not to exceed the total monthly Supplier Satellite Service subscription. The formula for this adjustment is as follows:

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For clarification, an illustrative example is presented below:

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If, post Commercial Launch, the Supplier Satellite Services experiences a service affecting anomaly as described above which eliminates all Supplier Satellite Service, Supplier will contact AT&T within 24 hours. If such anomaly eliminates all Supplier Satellite Service and the issue cannot be resolved within 30 days of the event occurring, AT&T may terminate this Agreement immediately.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix D – Customer Provisioning Processes

1.	For purposes of Customers with an AT&T business agreement for Wireless Services, “Activation Provider” means AT&T’s direct sales force, the AT&T Business Alliance Channel, and any other sales channel authorized by AT&T in its sole discretion. For purposes of Customers with an AT&T consumer agreement for Wireless Services, “Activation Provider” means AT&T’s National Indirect Retailers and any other sales channel authorized by AT&T in its sole discretion.

2.	At time of ordering, Customer or End User will be required to purchase, at a minimum, qualified AT&T voice and data rate plans for Wireless Services and a qualified Supplier Satellite Service subscription.

3.	The Activation Provider will be responsible for entry of the Customer order into AT&T systems.

4.	Activation Provider is responsible for ensuring that activated SIM and Equipment are provided to the Customer for all End Users.

5.	In the case of “upgrade” orders (Customer is buying Equipment and switching an active line of Wireless Services to such Equipment), the Activation Provider must obtain the SIM card information along with the other order information, and ensure that the Supplier Satellite Service feature is provisioned.

6.	Via a standard AT&T Third Party Provisioning (“3PP”) system link, Activation Provider will provide Supplier with the appropriate Customer activation identifiers for all End Users (SIM ID and phone number) so that Supplier is able to authenticate all End Users associated with the Customer on Supplier’s network. Activation Providers will also update AT&T’s home location register (“HLR”) with SIM card information and ensures that the SIM card that is loaded into the ordered equipment is fully functional when activated.

7.	Once an End User has been activated by the Activation Provider, AT&T will commence invoicing the Customer for the Wireless Services and the Service Subscription pursuant to this Agreement and for roaming charges per the Roaming Agreement.

8.	AT&T and Supplier will meet at least quarterly to discuss foregoing ordering and fulfillment process, and continuously seek to development process improvements. AT&T and Supplier agree on an ongoing basis to study and consider potential technical architecture improvements to the provisioning and service activation process, and to adopt those architecture improvements if mutually agreeable. Examples of such improvements to be studied and considered might include (but are not limited to) the creation of a unique Supplier roaming flag within AT&T’s HLR for each of its End Users that use the Supplier Satellite Service, or other equivalent technical architecture refinements that may improve the quality, reliability or provisioning capabilities of the Supplier Satellite Service.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix E – Use of AT&T Marks

All uses of the AT&T’s Marks by Supplier must be controlled by a written contract with AT&T which gives AT&T control over all uses of its Marks.

Use of the AT&T’s Marks requires compliance with all AT&T Brand Guidelines and approval of use by the AT&T Brand Center.

AT&T’s Marks must be used by Supplier solely in conjunction with the promotion and marketing of AT&T Wireless Services and Supplier Satellite Services pursuant to the terms of this Agreement and as approved by AT&T in its sole discretion.

Supplier must never use AT&T’s Marks to imply that AT&T sponsors, endorses or is affiliated with Supplier’s business unless expressly permitted in writing by AT&T.

Supplier will cooperate with AT&T to facilitate reviews from time to time of Supplier’s use of the Marks in compliance with all AT&T Brand Guidelines, including but not limited to the required quality standards.

Supplier may not use AT&T’s Marks to disparage AT&T, its products or services, or in a manner which, in AT&T’s judgment, might diminish or otherwise damage AT&T’s goodwill in AT&T’s Marks.

Supplier may not use AT&T’s Marks (including the AT&T name) in connection with any telemarketing, email or other direct marketing activities (including but not limited to email marketing) without the prior written approval of AT&T.

In the event that AT&T, in its sole discretion, determines that Supplier is using AT&T’s Marks improperly, AT&T will notify Supplier of the improper use and Supplier must remedy the improper use within five days. In the event that Supplier does not remedy the improper use within such five-day period, AT&T may, at its sole discretion, immediately terminate Supplier’s authorization to use AT&T’s Marks.

AT&T may change AT&T’s Marks from time to time upon notice to Supplier. Upon notice of a change, Supplier will promptly cease the use of AT&T’s Marks.

Registration and use of “AT&T” as part or all of a domain name by Supplier is strictly prohibited and purchase of “AT&T” by Supplier as a keyword is prohibited.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix F – Incident and Outage Resolution

Incident Classifications

A distinction will be made between single-End Users issues and issues affecting multiple Customers. Single-End User issues are more likely to be reported through AT&T Customer Care. In the event of an incident affecting multiple Customers, AT&T will assign an initial SIR. AT&T assigns SIR based on the table below:

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

1.1.	Technical Bridge

AT&T may establish a Technical Bridge for any SIR 1, SIR 2 or SIR 3 event. The Technical Bridge is used for NOC-to-NOC communication, troubleshooting, triage and escalation. Separate Executive Bridge may be established as needed to bring management executives from AT&T and Supplier to discuss the outage and appropriate plan of action. The Technical Bridge will be joined by the Parties as follows:

Action	SIR 1	SIR 2	SIR 3
Technical Bridge	[***]	[***]	[***]

*	Following SIR Initial Response interval.

1.2.	Root Cause Analysis

Except with respect to any information that may be restricted from disclosure pursuant to applicable law, rules and regulations, including International Traffic in Arms Regulations (“ITAR”) and the various privacy laws, Supplier will provide Documentation comprised of a written assessment of the root cause of all SIR 1 Incidents that reside on the Supplier owned and operated Supplier Satellite Service network. [***].

2.	Change Management – Maintenance

2.1.	Scheduled Maintenance/Scheduled Downtime

Supplier will notify AT&T by email no less than three (3) days before a standard Scheduled Maintenance event on the Supplier Satellite Service network. Any major Maintenance activity (e.g. Datacenter moves, connectivity changes) which requires any change on AT&T’s network or requires AT&T support will require a thirty (30) calendar notification prior to the start of the work. The Example C: Maintenance Request Worksheet includes the required information to request scheduled maintenance.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2.2.	Maintenance Window

Supplier will endeavor to perform Scheduled Maintenance and Scheduled Down Time on the Supplier Satellite Service network from Monday to Sunday between the hours of 12:00 AM and 3:00 AM local time.

2.3.	Emergency Maintenance

Should Supplier require Emergency Maintenance, Supplier will contact AT&T Operations as soon thereafter as reasonably practicable under the circumstances and follow up with a completed Example C: Maintenance Request Worksheet.

3.	Contacts and Hours of Operation

The following Contacts information may be updated and republished anytime by either Party upon written notice to the other. Changes will not be maintained within this SLA document. Please notify AT&T of changes at: mms.external.ops@att.com.

AT&T	Hours of Operation	Role	Phone/Email
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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Supplier	Hours of Operation	Role	Phone/Email
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Supplier Service Level Agreement - Supplier Satellite Service Manager Contact Information
Attention:	[***]
Title:	[***]
Address:	[***]
City, State Zip	[***]
E-mail Address:	[***]
Phone Number:	[***]
Fax Number:	[***]

EXAMPLE A

The following examples are provided as a template to use for Incident Notification (“Examples A”), Root Cause Analysis (“Examples B”) and Maintenance Requests (“Examples C”).

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

EXAMPLE B

The following examples are provided as a template to use for Incident Notification (“Examples A”), Root Cause Analysis (“Examples B”) and Maintenance Requests (“Examples C”).

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

EXAMPLE C

The following examples are provided as a template to use for Incident Notification (“Examples A”), Root Cause Analysis (“Examples B”) and Maintenance Requests (“Examples C”).

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix G - Prime Supplier MBE/WBE/DVBE Participation Plan PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN YEAR REPORTING:

PRIME SUPPLIER NAME:
ADDRESS:
COMPANY E-MAIL:
TELEPHONE NUMBER:

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.	GOALS

A. WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

	MINORITY BUSINESS ENTERPRISES (MBEs)	#DIV/0!

	WOMAN BUSINESS ENTERPRISES (WBEs)	#DIV/0!

	DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	#DIV/0!

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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C. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

MINORITY BUSINESS ENTERPRISES (MBEs)

WOMAN BUSINESS ENTERPRISES (WBEs)

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)

2.	LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS SUBCONTRACTORS, DISTRIBUTORS, VALUE

ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

Company Name	Classification (MBE/WBE/DVBE)	Products/Services to be provided	$ Value	Date to Begin

3.	SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4.	THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN, SUBMIT SUMMARY REPORTS, AND COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

Submit your annual plan to sbcsd@att.com

NAME:

TITLE:

TELEPHONE NUMBER:

AUTHORIZED SIGNATURE:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix H - MBE/WBE/DVBE Results Report

THIS FORM IS A SAMPLE OF THE M/WBE-DVBE QUARTERLY RESULTS REPORT USE THE EXCEL LINK AT THE BOTTOM OF THE PAGE FOR REPORTING:

Note: Subcontracting Results should reflect ONLY M/WBE-DVBE dollars directly traceable to sales DURING THE REPORTING QUARTER. Results must be reported individually for each AT&T subsidiary.

THIS SUMMARY REPORT SHOULD BE E-MAILED TO:	[***]

1. Reporting Company:				2.	Contract/	3. Report Quarter: This report reflects the utilization of Minority Business Enterprises/Women Business Enterprise/Disabled Veteran Enterprise participation for period
Company Name:					Work Order Number:
Address:
City, State, Zip:
Contact Name:					(If Available)
Title:									Through
E-Mail:
Date:						(Please indicate dates)
Telephone:

Signature:
PARTICIPATION GOAL					PARTICIPATION ACHIEVEMENT

4.					5.	Actual for Quarter
Annual Goal
						MBE	WBE	DVBE
Percent of Total Sales	MBE	WBE	DVBE		Dollars paid by Prime Supplier to Subcontractors

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Total Dollars Paid to
Prime Supplier by AT&T

% OF Total AT&T $ Paid by
Prime Supplier to Subcontractors
AT&T SUBCONTRACTING RESULTS
6. M/WBE-DVBE SUBCONTRACTORS(S)	Ethnic/Gender	Total Dollars
Name:	▼
Address:	Certifying Agency:
City, State, Zip:	select from the drop down menu to see a list of AT&T recognized agencies	▼
Telephone:
Goods or Services:	If other please specify:

To add additional subcontractors, copy the entire light gray area and paste directly below this line.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Appendix I - Security Attachment (SISR)

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

[***]
[***]
[***]
[***]
[***]

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

[***]
[***]
[***]
[***]
[***]
[***]

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

[***]

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.